Filed under Rule 497(k)
Registration No. 002-83631

VALIC Company I

Mid Cap Strategic Growth Fund

(the “Fund”)

Supplement dated July 31, 2026, to the Fund’s Summary Prospectus,

dated October 1, 2025, as supplemented to date

At a meeting held on April 21, 2026, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved certain changes to the Fund’s 80% investment policy and principal investment strategies, as set out below. The investment objective and principal strategies of the Fund may be changed by the Board without investor approval. Investors will be given at least 60 days’ written notice in advance of any such changes. VC I intends to file an amendment to its registration statement with the U.S. Securities and Exchange Commission (“SEC”) reflecting these changes. The filing is subject to review by the SEC staff and is expected to become effective on or about September 29, 2026 (the “Effective Date”).

Upon the Effective Date, the second paragraph in the subsection of the Summary Prospectus entitled “Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of mid-cap growth companies. For purposes of the Fund’s 80% investment policy, a company is considered to be a growth company if it: (i) issues securities that are represented in a third-party growth-style index or that are classified as a growth company by a third-party vendor; or (ii) meets a relevant equity market measurement in at least one “growth metric” similar to those commonly used by third-party index providers or third-party vendors in growth classifications, such as earnings growth, price-to-earnings or sales growth, among others. Generally, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Growth Index to the market capitalization of the largest company in the Russell Midcap® Growth Index during the most recent 12-month period. As of June 30, 2026, the median stock by market capitalization in the Index was approximately $17.443 billion, and the largest stock was approximately $92.673 billion. The size of the companies in the Index changes with market conditions and the composition of the Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.